UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 28, 2005

AEGIS ASSET BACKED SECURITIES CORPORATION (as Depositor under the Indenture dated as of June 1, 2005, providing for the issuance of Aegis Asset Backed Securities Trust 2005-3, Mortgage Backed Notes)

         Aegis Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-124934	43-1964014
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  800-991-5625

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of Mortgage Backed Notes, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-124934) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $830,025,000 in aggregate principal amount of Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2 and Class B3 of Aegis Asset Backed Securities Trust 2005-3 Mortgage Backed Notes on June 28, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 10, 2005, as supplemented by the Prospectus Supplement dated June 10, 2005 (collectively, the “Prospectus”), to file a copy of the Trust Agreement, the Transfer and Servicing Agreement and the Indenture (each as defined below) and other operative agreements executed in connection with the issuance of the Notes and the Ownership Certificate, forms of which were filed as exhibits to the Registration Statement.

The Ownership Certificate was issued pursuant to a trust agreement (the “Trust Agreement”) dated as of June 1, 2005, among Aegis Asset Backed Securities Corporation, as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee (the “Owner Trustee”), and Wells Fargo Bank, N.A., as administrator (the “Administrator”).  The Notes were issued pursuant to an indenture (the “Indenture”) dated as of June 1, 2005, among Aegis Asset Backed Securities Trust 2005-3, as issuer (the “Issuer” or the “Trust”), the Administrator and Wachovia Bank, National Association, as indenture trustee (the “Indenture Trustee”).  The Trust Agreement is attached hereto as Exhibit 4.1.  The Indenture is attached hereto as Exhibit 4.2.

The Notes are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of a pool of certain first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans and related notes and mortgages (the “Mortgage Loans”) with an aggregate outstanding principal balance of $850,001,328.70 as of June 1, 2005, together with certain other assets.

The Mortgage Loans were sold by Aegis REIT Corporation (the “Seller”) to the Depositor pursuant to the terms of a Sale agreement dated as of June 1, 2005 (the “Sale Agreement”), a form of which was filed as an exhibit to the Registration Statement, and were simultaneously sold by the Depositor to the Trust pursuant to the terms of a transfer and servicing agreement dated as of June 1, 2005 (the “Transfer and Servicing Agreement”), among the Issuer, the Depositor, the Seller, Wells Fargo Bank, N.A., as Master Servicer, Administrator and Custodian, Ocwen Federal Bank FSB, as Servicer, The Murrayhill Company, as Credit Risk Manager, and the Indenture Trustee.  A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of June 1, 2005, among Aegis Asset Backed Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, N.A., as Administrator.

4.2

Indenture dated as of June 1, 2005, among Aegis Asset Backed Securities Trust 2005-3, as Issuer, Wells Fargo Bank, N.A., as Administrator, and Wachovia Bank, National Association, as Indenture Trustee.

99.1

Transfer and Servicing Agreement dated as of June 1, 2005, among Aegis Asset Backed Securities Trust 2005-3, as Issuer, Aegis Asset Backed Securities Corporation, as Depositor, Aegis REIT Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, Administrator, and Custodian, Ocwen Federal Bank FSB, as Servicer, The Murrayhill Company, as Credit Risk Manager, and Wachovia Bank, National Association, as Indenture Trustee.

99.2

Administration Agreement dated as of June 1, 2005, among Aegis Asset Backed Securities Trust 2005-3, as Issuer, Wells Fargo Bank, N.A., as Administrator, Wilmington Trust Company, as Owner Trustee, Wachovia Bank, National Association, as Indenture Trustee, and Aegis Asset Backed Securities Corporation, as Depositor.

99.3

Swap Agreement and Cap Agreement, each dated as of June 28, 2005 (including schedules and trade confirms and ISDA Master Agreement), each between Credit Suisse First Boston International and Aegis Asset Backed Securities Trust 2005-3.

99.4

Class N Cap Agreement dated as of June 28, 2005 (including schedules and trade confirms and ISDA Master Agreement (by reference)), between Bear Stearns Financial Products Inc. and Aegis Asset Backed Securities Trust 2005-3.

99.5

Subservicing Agreement dated as of June 1, 2005, by and between Ocwen Federal Bank FSB, as Servicer, and Aegis Mortgage Corporation, as Subservicer.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGIS ASSET BACKED SECURITIES CORPORATION

By:     /s/  Pat Walden

Name: Pat Walden
Title:   President

Dated:

June 28, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of June 1, 2005, among Aegis Asset Backed Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, N.A., as Administrator.

4.2

Indenture dated as of June 1, 2005, among Aegis Asset Backed Securities Trust 2005-3, as Issuer, Wells Fargo Bank, N.A., as Administrator, and Wachovia Bank, National Association, as Indenture Trustee.

99.1

Transfer and Servicing Agreement dated as of June 1, 2005, among Aegis Asset Backed Securities Trust 2005-3, as Issuer, Aegis Asset Backed Securities Corporation, as Depositor, Aegis REIT Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, Administrator, and Custodian, Ocwen Federal Bank FSB, as Servicer, The Murrayhill Company, as Credit Risk Manager and Wachovia Bank, National Association, as Indenture Trustee.

99.2

Administration Agreement dated as of June 1, 2005, among Aegis Asset Backed Securities Trust 2005-3, as Issuer, Wells Fargo Bank, N.A., as Administrator, Wilmington Trust Company, as Owner Trustee, Wachovia Bank, National Association, as Indenture Trustee, and Aegis Asset Backed Securities Corporation, as Depositor.

99.3

Swap Agreement and Cap Agreement, each dated as of June 28, 2005 (including schedules and trade confirms and ISDA Master Agreement), each between Credit Suisse First Boston International and Aegis Asset Backed Securities Trust 2005-3.

99.4

Class N Cap Agreement, dated as of June 28, 2005 (including schedules and trade confirms and ISDA Master Agreement (by reference)) between Bear Stearns Financial Products Inc. and Aegis Asset Backed Securities Trust 2005-3.

99.5

Subservicing Agreement dated as of June 1, 2005, by and between Ocwen Federal Bank FSB, as Servicer, and Aegis Mortgage Corporation, as Subservicer.